SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]  Definitive Information Statement

    JNL Series Trust

    (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

    (1)  Title of each class of securities to which transaction applies:
    (2)  Aggregate number of securities to which transaction applies:
    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4)  Proposed maximum aggregate value of transaction:
    (5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:
    (2)  Form, Schedule or Registration Statement No.:
    (3)  Filing Party:
    (4)  Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (“Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 17-18, 2009, the Board of Trustees of the Trust voted to replace Capital Guardian Trust Company (“Capital Guardian”) with Franklin Templeton Institutional, LLC (“Franklin Templeton”) as sub-adviser for the JNL/Capital Guardian International Small Cap Fund of the Trust effective May 1, 2010.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Capital Guardian International Small Cap Fund	JNL/Franklin Templeton International Small Cap Growth Fund

The Information Statement is furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of the Trust, a Massachusetts business trust, to shareholders of JNL/Capital Guardian International Small Cap Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 18, 2009, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, for the JNL Series Trust (File No. 33-87244) to reflect the changes discussed in this information statement.  These fund changes will not be effective until the SEC has approved the changes contained in the amendment to the registration statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Capital Guardian International Small Cap Fund

March 15, 2010

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.    INTRODUCTION

JNL Series Trust (“Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 72 series (“Funds” and each a “Fund”).

As investment adviser to the Trust, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, compensates and monitors investment sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (“Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The President and Chief Executive Officer of JNAM is Mark D. Nerud.  The members of the Board of Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts.  The address and principal occupation of each Manager are set out in the table below.

Manager	Address	Principal Occupation
Andrew B. Hopping	1 Corporate Way Lansing, Michigan 48951	Executive Vice President and Chief Financial Officer of Jackson
Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary of Jackson
Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	President and CEO of JNAM
Robert A. Fritts	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Controller of Jackson

The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

On December 17-18, 2009, the Board, including all Trustees who are not “interested persons” (as defined by the 1940 Act) of any party to the “Sub-Advisory Agreement” (“Independent Trustees”), approved the Sub-Advisory Agreement between JNAM and Franklin Templeton.

The purpose of this Information Statement is to provide you with information about the investment Sub-Advisory Agreement between JNAM and Franklin Templeton, the investment Sub-Adviser for the JNL/Franklin Templeton International Small Cap Growth Fund, and certain events and transactions that caused an amendment to the Investment Sub-Advisory Agreement between JNAM and Capital Guardian to remove Capital Guardian as Sub-Adviser to the JNL/Capital Guardian International Small Cap Fund effective May 1, 2010.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and JNAM received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of May 1, 2010, Capital Guardian will cease to be the Sub-Adviser to the JNL/Capital Guardian International Small Cap Fund.  Capital Guardian, located at 333 South Hope Street, Los Angeles, California 90071 was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, since April 27, 2001.

Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund.  It will be mailed on or about March 15, 2010.

II.           Investment Sub-Advisory Agreement With Franklin Templeton

Capital Guardian is the Sub-Adviser to the JNL/Capital Guardian International Small Cap Fund pursuant to a Sub-Advisory Agreement with JNAM, dated December 3, 2007.  That agreement was most recently approved by the Board at a meeting held on June 10-11, 2009.

On December 17-18, 2009, the Board, including the Independent Trustees, unanimously voted to replace Capital Guardian with Franklin Templeton as Sub-Adviser for the Fund and to approve an Investment Sub-Advisory Agreement between JNAM and Franklin Templeton with respect to the Trust (“FT Sub-Advisory Agreement”).  Please refer to Exhibit A for the FT Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the agreement because Franklin Templeton is not affiliated with JNAM.  On May 1, 2010, Franklin Templeton will succeed Capital Guardian as Sub-Adviser to the Fund.

With the replacement of Capital Guardian with Franklin Templeton as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

Prior Fund Name	New Fund Name
JNL/Capital Guardian International Small Cap Fund	JNL/Franklin Templeton International Small Cap Growth Fund

The investment objectives and policies for the JNL/Franklin Templeton International Small Cap Growth Fund will be as follows:

Investment Objective.  The investment objective of the JNL/Franklin Templeton International Small Cap Growth Fund is long-term capital appreciation.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion.

Smaller international companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding (i) $5 billion or the equivalent in local currencies, or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index, whichever is greater, at the time of purchase.  The MSCI EAFE Small Cap Index is designed to measure the equity market small cap segment performance in the global developed markets, excluding the U.S. and Canada.

The Fund considers international companies to be those organized under the laws of a country outside of the United States   or having a principal office in a country outside of the United States , or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States . The Fund may invest in emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund invests predominantly in securities listed or traded on recognized international markets in developed countries included in the MSCI EAFE Small Cap Index.

In choosing individual equity investments, the Fund’s manager utilizes a fundamental “bottom-up” approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the manager employs a quantitative and qualitative approach to identify smaller international companies that may benefit from longer-term dynamic growth. These companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After a company is identified, a thorough analysis is conducted to establish the earnings prospects and determine the value of the company.  Overall, the manager seeks to invest in growth companies with attractive valuations.

The manager does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. The manager has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the manager seeks to outperform the MSCI EAFE Small Cap Index, positions may be taken by the Fund that are not represented in that index.

With the change in Sub-Adviser from Capital Guardian to Franklin Templeton, the investment objective of the Fund was changed.  The Fund’s revised investment objective is long-term capital appreciation.  Under Capital Guardian, the Fund’s investment objective was long-term growth of capital and income.  Franklin Templeton intends to achieve the investment objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion.  The Fund may invest in emerging market countries.  The Fund, from time to time, may have significant investments in a particular sector or country, which represent heavier weightings than the MSCI EAFE Small Cap Index.

The significant difference between the old principal investment strategies of the Fund and the new principal investment strategies is the market capitalization of the companies in which the Fund may invest. Franklin Templeton will invest at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion.  Capital Guardian invested primarily in companies with market capitalization of between $50 million and $2 billion.

Please refer to Exhibit B for a comparison of the changes made to the Fund’s prospectus pursuant to the change in Sub-Adviser.

The FT Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually.  The FT Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Trust, JNAM or on sixty days’ written notice by Franklin Templeton.  The agreement also terminates automatically in the event of its assignment.

The FT Sub-Advisory Agreement generally provides that Franklin Templeton, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Franklin Templeton’s duties under the FT Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the FT Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Capital Guardian and Franklin Templeton.

The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund.  The management fees for the Fund did not change.  The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Capital Guardian International Small Cap Fund
Advisory Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	.95%
Over $500 million	.90%

Under the FT Sub-Advisory Agreement, the sub-advisory fees have changed as outlined below. Capital Guardian is paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the following schedule:

JNL/Capital Guardian International Small Cap Fund
Sub-Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $600 million	.70%
Amounts over $600 million	.675%

Franklin Templeton will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the following schedule:

JNL/Franklin Templeton International Small Cap Growth Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate*
$0 to $100 million	.67%
$100 to $250 million	.64%
$250 to $500 million	.62%
$500 to $750 million	.60%
$750 million to $1 billion	.59%
Amounts over $1 billion	.55%

* For purposes of this mandate, the assets of the JNL/Franklin Templeton Income Fund will be combined with the assets of the JNL/Franklin Templeton International Small Cap Growth Fund for purposes of calculating the effective fee rate.

The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2009. The aggregate amount of management fees to be paid to JNAM is not expected to change as a result of the change of sub-advisers.

Fund Name	Actual Fees
JNL/Capital Guardian International Small Cap Fund	$771,354

For the year ended December 31, 2009, Capital Guardian received $568,366 in sub-advisory fees with respect to the Fund.  The pro forma sub-advisory fees would have been $510,718, assuming the FT Sub-Advisory Agreement was in place for the applicable period.  The management fees were not increased due to the change in sub-adviser.  The decrease in sub-advisory fees for the period noted above is 10%.

III.           Description and Control Of Franklin Templeton

Franklin Templeton is located at 600 Fifth Avenue, New York, New York 10020.  Franklin Institutional is an indirect subsidiary of Franklin Resources, Inc.

As the Sub-Adviser to the Fund, Franklin Templeton will provide the Fund with investment research, advice and supervision, and manages the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund’s Prospectus dated May 1, 2010.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated May 1, 2010 under the heading “Principal Risks of Investing in the Fund”.

As of February 28, 2010, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of Franklin Templeton, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Franklin Templeton or any other entity controlling, controlled by or under common control with Franklin Templeton. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since December 31, 2009, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Franklin Templeton, any parent or subsidiary of Franklin Templeton, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Franklin Templeton International Small Cap Growth Fund

The JNL/Franklin Templeton International Small Cap Growth Fund will be managed by a team of dedicated professionals focused on investments in international securities, both of small capitalization companies and mid- large-capitalization companies.

Executive/Principal Officers of Franklin Templeton, located at 600 Fifth Avenue, New York, New York 10020:

Officer Names	Title
Kent P. Strazza	President
Madison S. Gulley	Executive Vice President
Coleen F. Barbeau	Executive Vice President
Frank M. Felicelli	Executive Vice President
Edward B. Jamieson	Executive Vice President
Michael J. Materasso	Executive Vice President
Christopher J. Molumphy	Executive Vice President
Gary P. Motyl	Executive Vice President
Jed A Plafker	Executive Vice President
William Y. Yun	Executive Vice President
Suzanne S. Akers	Senior Vice President
Alison J. Bauman	Senior Vice President
John W. Foster	Senior Vice President
Tracy A. Harrington	Senior Vice President, Institutional Marketing Support
Charles R. Hutchens	Senior Vice President, Director Client Services
Raymond J. Jacobs	Senior Vice President
Scott M. Lee	Senior Vice President
Leslie Marcus	Senior Vice President
Steven E. Moeller	Senior Vice President
Sandra A. Schoren-Testa	Senior Vice President
Glenn Uren	Senior Vice President
Marc Weidner	Senior Vice President
Mark F. Binnion	Vice President, Institutional Relationship Manager
Michael J. Corcoran	Vice President and Controller
Thomas J. Dickson	Vice President, Institutional Relationship Manager
Galen K. Hong	Vice President, Marketing Support
Kimberly A. Krause	Vice President
Michael J. McNab	Vice President
Dennis R. Rothe	Vice President
Ann M. Ulrich	Vice President, Institutional Relationship Manager
Sabnam Khan	Assistant Vice President, Institutional Services & Operations
Marva V. Kington	Assistant Vice President, Manager of Institutional Response Team
Maria Gray	Secretary
Mark L. Constant	Treasurer
Craig S. Tyle	Chief Legal Officer
Breda Beckerle	Chief Compliance Officer
Alison E. Baur	Assistant Secretary
Dawn Pettersson	Assistant Secretary

IV.           Other Investment Companies Advised By Franklin Templeton

Franklin Templeton currently acts as adviser to the Franklin International Small Cap Growth Fund (“comparable FT Fund”), a retail mutual fund, which has similar investment objectives and policies to those of the Fund.  As of July 31, 2009, the comparable FT Fund had $25,826,483 in net assets.  For its fiscal year ended July 31, 2009, the comparable FT Fund paid Franklin Templeton a management fee of 0.75% of average daily net assets.

V.           Evaluation By The Board Of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on December 17-18, 2009, the Board, including all of the Independent Trustees, considered information relating to the FT Sub-Advisory Agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the FT Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussion, the Board approved the FT Sub-Advisory Agreement, which was approved until June 30, 2011, when the agreement will be up for its annual renewal.

In reviewing the FT Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund’s investors to share in these potential economies of scale; and (5) other benefits that may accrue to Franklin Templeton through its relationship with the Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the FT Sub-Advisory Agreement.

Before approving the FT Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Franklin Templeton and the terms of the FT Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the FT Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Franklin Templeton.

For the Fund, JNAM provided information on Franklin Templeton’s duties under the FT Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund’s investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM’s evaluation of Franklin Templeton, as well as, JNAM’s recommendation, based on its review of Franklin Templeton, to approve the FT Sub-Advisory Agreement.

The Board also reviewed information pertaining to Franklin Templeton’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Franklin Templeton from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Franklin Templeton.

Performance

The Board could not consider Franklin Templeton’s performance as sub-adviser to the Fund because the transition from Capital Guardian to Franklin Templeton had not yet occurred.  The Board, however, did consider information regarding Franklin Templeton’s capabilities and expenses. The Board also considered the performance presented for a similarly managed strategy significantly outperformed its peer group for the one-, three-, and five-year periods.  The Board concluded it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to Franklin Templeton.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers.  Using information provided by an independent data service, the Board evaluated the Fund’s proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the sub-advisory fees of the Fund is set forth below:

JNL/Franklin Templeton International Small Cap Growth Fund.  The Board considered that the Fund’s advisory and sub-advisory fees are higher than the peer group average.  The Board also noted that the Fund’s estimated total expense ratio is slightly lower than that of the peer group average.  The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the total expense ratio and services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of shareholders.  Based on information provided by JNAM and Franklin Templeton, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Franklin Templeton

In evaluating the benefits that may accrue to Franklin Templeton through its relationship with the Fund, the Board noted that Franklin Templeton may develop additional investment advisory business with JNAM, the Funds or other clients of Franklin Templeton as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the FT Sub-Advisory Agreement.

VI.              Additional Information

Ownership Of The Fund

As of March 5 , 2010, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Capital Guardian International Small Cap Fund (Class A)	23,558,997.297
JNL/Capital Guardian International Small Cap Fund (Class B)	28,938.054

As of March 5 , 2010, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 5 , 2010, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL/Capital Guardian International Small Cap Fund – Class A
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,885,019.439	12.25%
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,271,088.502	9.64%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,542,586.211	6.55%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of March 5 , 2010, the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:

Fund	Name and Address	Amount of Beneficial Interest	Percentage of Shares outstanding
JNL/Capital Guardian International Small Cap Fund – Class A
	Raymond Goodson 3008 Fallentine Road Sandy, UT 84093	13,809.284	47.72%

Fund Transactions And Brokerage

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer.  In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares.  The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board of Trustees will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member.  The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser.  The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII.           Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2009, a copy of the Trust’s semi-annual report for the period ended June 30, 2009, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinios 60606.  JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Franklin Templeton Institutional, LLC

Investment Sub-Advisory Agreement

This AGREEMENT is effective this 1st day of May, 2010, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), and Franklin Templeton Institutional, LLC, a Delaware limited liability company and registered investment adviser (“Sub-Adviser”).

Whereas, Adviser is the investment manager for the JNL Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) dated as of January 31, 2001 with the Trust; and

Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments, modifications or supplements thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended, modified, supplemented or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments, modifications or supplements thereto;

c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments, modifications or supplements thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivatives of such or logo or trademark or service mark or trade name of the Sub-Adviser and its affiliates (altogether, “Sub-Adviser Names”) are the valuable property of the Sub-Adviser and its affiliates.

The Adviser and the Trust may use the name of the Sub-Adviser solely to identify it as the Sub-Adviser to the Trust as required by law or governmental regulations.  Any other use of a Sub-Adviser Name must be expressly pre-approved in writing by the Sub-Adviser.

The Adviser and the Trust agree that they will submit for review to the Sub-Adviser for its approval in writing any proxy statement, report to shareholders, advertisement, sales literature or marketing materials prior to its use that uses a Sub-Adviser Name so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use Sub-Adviser Names.   If the Adviser or the Trust makes any unauthorized use of a Sub-Adviser Name, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the items listed in 2(a) through 2(f) above within a reasonable time before they become effective.  Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and to the extent that the Declaration of Trust, Trust’s By-Laws and Prospectus and all amendments, modifications or supplements to them are received by the Sub-Adviser as required by Section 2 of this Agreement, will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the investment objectives, policies and restrictions of the Funds stated in the Prospectus, which may be amended from time to time, and with any directions from the Adviser or the Trust’s Board of Trustees.  Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds.  Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program.  Sub-Adviser may execute, on its own behalf or on behalf of the Funds, account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Funds. In such respect, and only for this limited purpose, Sub-Adviser shall act as the Adviser’s and the Trust’s agents and attorneys-in-fact. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds’ administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s opinion, constitute a violation of any federal or state laws, rules or regulations.

The Adviser agrees that the Sub-Adviser shall not be expected or required to take any action with respect to legal proceedings (including, without limitation, class action lawsuits, governmental or regulatory victim funds, and bankruptcy proceedings) involving securities presently or formerly held in the Fund, or the issuers thereof.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)
will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

d)	will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

e)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

g)	will act upon reasonable instructions from Adviser;

h)
will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

i)
decisions on proxy voting will be made by the Sub-Adviser unless such decisions are expressly reserved by Adviser through written notice to the Sub-Adviser.  Sub-Adviser’s obligation to vote proxies shall be contingent upon receipt of proxies from the Fund custodian in a timely manner; and

j)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

4.
Custody of Assets.  Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids the Sub-Adviser’s investment decision-making process.   Subject to such policies and procedures as the Trust’s Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust's request.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

9.
Services to Others.  Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund.  Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability.  Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance,  or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.
Indemnification.  Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of Adviser. Adviser acknowledges and agrees that:

(a)
The assets of the Account may be invested in futures contracts and consents to the Sub-Adviser’s use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund’s ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust’s status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

(b)
It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

(c)
The Adviser hereby acknowledges that not less than forty-eight (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

(a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

(c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment.  It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end.  In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Funds.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a) To Adviser:
Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951
Attn: Thomas J. Meyer

b) To Sub-Adviser:
Franklin Templeton Institutional, LLC
One Franklin Parkway
San Mateo, California  94403
Attn:  Kent P. Strazza

With a copy to:
Franklin Templeton Investments
One Franklin Parkway
San Mateo, California  94403
Attn:  General Counsel

18.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name “JNL Series Trust” and “Trustees of JNL Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the “JNL Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

20.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

21.
The Adviser and the Trust understand, consent and agree that performance of a Fund will not be the same as, and may differ significantly from, the performance of any mutual fund or portion of mutual fund, or combination of mutual funds for which Sub-Adviser or its affiliates serves as investment adviser (“Franklin Templeton Fund”), including any Franklin Templeton Fund that may have investment goals and strategies that are similar to that of a Fund, based on, but not limited to, the following factors: (i) differences in:  inception dates, cash flows, asset allocation, security selection, liquidity, income distribution or income retention, fees, fair value pricing procedures, and diversification methodology; (ii) use of different foreign exchange rates and different pricing vendors; (iii) ability to access certain markets due to country registration requirements;  (iv) legal restrictions or custodial issues, (v) legacy holdings in a Fund; (vi) availability of applicable trading agreements such as ISDAs, futures agreements or other trading documentation, (vii) restrictions placed on the account (including country, industry or environmental and social governance restrictions); and (viii) other operational issues that impact the ability of a Fund to trade in certain instruments or markets.  The Adviser and the Trust further understand, consent and agree that any similarity of investment goals and strategies between a Fund and any Franklin Templeton Fund is subject to, among other things, the discretion and decisions of the Board of Trustees of the Trust and any Franklin Templeton Fund.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 1st day of May, 2010.

Jackson National Asset Management, LLC	Franklin Templeton Institutional, LLC
By:	By:
Name: Mark D. Nerud	Name:
Title: President	Title:

Schedule A
May 1, 2010
 (Funds)

JNL/Franklin Templeton International Small Cap Growth Fund

Schedule B
May 1, 2010
(Compensation)

JNL/Franklin Templeton International Small Cap Growth Fund1
Average Daily Net Assets	Annual Rate

$0 to $100 Million	.67%
$101 to $250 Million	.64%
$251 to $500 Million	.62%
$501 to $750 Million	.60%
$751 to $1,000 Million	.59%
Amounts over $1,000 Million	.55%

1For purposes of this mandate, the assets of the JNL/Franklin Templeton Income Fund will be combined with the assets of the JNL/Franklin Templeton International Small Cap Growth Fund for purposes of calculating the effective fee rate.

Exhibit B

Comparison of the JNL/Capital Guardian International Small Cap Fund
and the JNL/Franklin Templeton International Small Cap Growth Fund

DRAFT
JNL/ Franklin Templeton International Small Cap Growth Fund

Investment Objective.  The investment objective of the JNL/ Franklin Templeton International Small Cap Growth Fund is long-term capital appreciation .

Principal Investment Strategies.   Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with a market capitalization of less than $5 billion.

Smaller international companies are companies with market capitalizations (the total market value of a company’s outstanding stock) not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index, whichever is greater, at the time of purchase.  The MSCI EAFE Small Cap Index is designed to measure the equity market small cap segment performance in the global developed markets, excluding the U.S. and Canada.

The Fund considers international companies to be those organized under the laws of a country outside of the United Statesor having a principal office in a country outside of the United States, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. The Fund may invest in emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. The Fund invests predominantly in securities listed or traded on recognized international markets in developed countries included in the MSCI EAFE Small Cap Index.

In choosing individual equity investments, the Fund’s manager utilizes a fundamental “bottom-up” approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the manager employs a quantitative and qualitative approach to identify smaller international companies that may benefit from longer-term dynamic growth. These companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After a company is identified, a thorough analysis is conducted to establish the earnings prospects and determine the value of the company.  Overall, the manager seeks to invest in growth companies with attractive valuations.

The manager does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive growth potential. The manager has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the manager seeks to outperform the MSCI EAFE Small Cap Index, positions may be taken by the Fund that are not represented in that index.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  A variety of factors may influence its investment performance, such as the following:

•	Currency risk
•	Emerging markets risk
•	Foreign securities risk
•	Growth investing risk
•	Liquidity risk
•	Market risk
•	Security concentration risk
•	Small cap investing risk

Please see the “Glossary of Principal Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Performance.  The bar chart and table below show the past performance of the Fund’s shares.  The chart presents the annual returns and shows how performance has varied from year to year.  The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered.  Both the chart and the table assume reinvestment of dividends and distributions.  The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract.  Those charges, which are described in the variable insurance Prospectus, will reduce your returns.  As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

Franklin Templeton Institutional, LLC has been serving as the Sub-Adviser to this Fund since May 1, 2010.  Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 32.48% (2nd quarter of 2009 ) and its lowest quarterly return was -26.90% (4th quarter of 2008).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 32.33% (2nd quarter of 2009 ) and its lowest quarterly return was -26.67% (4th quarter of 2008).

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Fund*
JNL/ Franklin Templeton International Small Cap Growth Fund (Class A)	52.93%	-16.11%
MSCI EAFE Small Cap Index	46.78%	-12.87%
S&P Developed ex-U.S. (under $2 billion) Index	45.70%	-12.91%
* The Fund began operations on December 3, 2007.
The unmanaged MSCI EAFE Small Cap Index is a float adjusted market capitalization weighted index designed to measure equity market small cap segment performance in the global developed markets, excluding the United States and Canada.
The S&P Developed ex-U.S. (under $2 billion) Index (formerly known as S&P Citigroup World ex-U.S. Index) is an equity index based upon the world (ex-U.S.) composite market.

Average Annual Total Returns as of December 31, 2009
	1 year	Life of Class*
JNL/ Franklin Templeton International Small Cap Growth Fund (Class B)	53.05%	-15.89%
MSCI EAFE Small Cap Index	46.78%	-12.87%
S&P Developed ex-U.S. (under $2 billion) Index	45.70%	-12.91%
* The Class B shares of the Fund began operations on December 3, 2007.
The unmanaged MSCI EAFE Small Cap Index is a float adjusted market capitalization weighted index designed to measure equity market small cap segment performance in the global developed markets, excluding the United States and Canada.
The S&P Developed ex-U.S. (under $2 billion) Index (formerly known as S&P Citigroup World ex-U.S. Index) is an equity index based upon the world (ex-U.S.) composite market.

Expenses.  The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.  The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)
Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	1.10%
12b-1 Fee	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses*	0. 04%
Total Annual Fund Operating Expenses	1.15%

* Amount represents the Fund’s pro-rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$ 137
3 Years	$ 428
5 Years	$ 739
10 Years	$ 1,624

Expense Example	Class B
1 Year	$ 117
3 Years	$ 365
5 Years	$ 633
10 Years	$ 1,398

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  The additional risks include:

•	Portfolio turnover
•	Temporary defensive positions and large cash positions

Please see the “Glossary of Principal Risks” section, which is set forth before the “Management of the Trust” section, for a description of this risk.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management.  The sub-adviser to the JNL/ Franklin Tempelton International Small Cap Growth Fund is Franklin Templeton Institutional, LLC (“Franklin Institutional”), 600 Fifth Avenue, New York, New York 10020 .  Franklin Institutional is an indirect subsidiary of Franklin Resources, Inc.

The Fund is managed by a team of dedicated professionals focused on investments in international securities, both of small capitalization companies and mid- large-capitalization companies.  The portfolio managers are as follows:

•
Edwin Lugo CFA ( Vice President of FT Institutional ) has been lead portfolio manager of the Fund since its May 2010. Mr. Lugo has primary responsibility for the investments of the Fund. Mr. Lugo has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which Mr. Lugo may perform these functions, and the nature of these functions, may change from time to time. Mr. Lugo joined FT Institutional in June 2006. Prior to rejoin-ing the Franklin Templeton organization, Mr. Lugo was an international portfolio manager with Brown Capital Management from 2002 to 2006.

•
David Glazer CFA ( Research Analyst of FT Institutional ) has been a portfolio manager of the Fund since May 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining FT Institutional in 2005, Mr. Glazer was an analyst/portfolio manager at Boston Common Asset Management and Glickenhaus and Co., as well as analyst at Harbor Capital/Fortis Investments and Boston Partners Asset Management.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement is available in the Fund’s Annual Report dated December 31, 2009 .